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EXHIBIT 99.1

PERIODIC REPORT CERTIFICATION

        I, John R. Boudreau, Chief Executive Officer of PawnMart, Inc. (the "Company"), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

        1.    the Report of the Company on Form 10-QSB for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

November 20, 2002	/s/ JOHN R. BOUDREAU John R. Boudreau Chief Executive Officer

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PERIODIC REPORT CERTIFICATION